Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE

CONTACT:	Joe Dorame, Joe Diaz & Robert Blum Lytham Partners, LLC 602-889-9700

InfuSystem to Present at Craig-Hallum Capital Group and Sidoti & Company Investment Conferences

Rochester Hills, Michigan, November 16, 2020 – InfuSystem Holdings, Inc. (NYSE American: INFU), (“InfuSystem” or the “Company”), a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers, announced today that Rich DiIorio, Chief Executive Officer and Barry Steele, Chief Financial Officer, will present at the following investor conferences:

●	Craig-Hallum Capital Group 11th Annual Alpha Select Conference Tuesday, November 17, 2020 One-on-one virtual meeting event

●	Sidoti & Company Virtual Microcap Conference 2020 Thursday, November 19, 2020 Presentation at 2:30 p.m. ET Link: https://sidoti.zoom.us/webinar/register/WN_XgEp0aoWQPSry0EFHSZhbQ

A webcast of the Sidoti conference presentation will be posted under the investor relations section of InfuSystem’s website at www.infusystem.com. A replay of the presentation will be available following the event.

Management is scheduled to meet with investors on Tuesday, November 17 and Thursday, November 19, with one-on-one meetings to be held throughout the two days. Investors interested in arranging one-on-one meetings should contact your conference representative. Conversely, you may also call or email Lytham Partners at 602-889-9700, or infu@lythampartners.com.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The lead platform is Integrated Therapy Services (“ITS”), providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The ITS segment is comprised of the Oncology, Pain Management, and Wound Therapy businesses. The second platform, Durable Medical Equipment Services (“DME Services”), supports the ITS platform and leverages strong service orientation to win incremental business from its direct payor clients. The DME Services segment is comprised of direct payor rentals, pump and consumable sales, and biomedical services and repair.  Headquartered in Rochester Hills, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release or made in the virtual conference are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to the uncertain impact of the COVID-19 pandemic,, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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